SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): February 11, 2005


                           COMMUNITY BANKSHARES, INC.




Incorporated under the    Commission File No. 000-22054      I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                 57-0966962




                              791 Broughton Street

                        Orangeburg, South Carolina 29115

                             Telephone: 803-535-1060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.

Year End Earnings

     Please see Exhibit 99 for the Registrant's 2004 Year End earnings release.

Item 9.  Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c)         Exhibit 99   Registrant's 2004 Year End Earnings Release





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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    COMMUNITY BANKSHARES, INC.
                                    (Registrant)



Date:  February 11, 2005           By: /s/ William W. Traynham
                                       -----------------------------------------
                                       William W. Traynham
                                       President and Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit 99        Registrant's 2004 Year End Earnings Release